Supplement dated October 6, 2025

to the Prospectuses and Updating Summary Prospectuses,
each dated April 28, 2025 (each a “Prospectus”), as supplemented, for:

MassMutual Artistry
Issued by Massachusetts Mutual Life Insurance Company in New York

and C.M. Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOTICE OF FUND SUBSTITUTION

The purpose of this Supplement is to announce various fund changes. Capitalized terms used in this Supplement are defined in your Prospectus unless otherwise defined here. “We,” “Us,” or “Our” refer to Massachusetts Mutual Life Insurance Company or C.M. Life Insurance Company depending on where Your Contract/Certificate was issued (for the purposes of this Supplement, “Contract” refers to both the Contract and the Certificate). “You” or “Your” refer to the Owner of the Contract.

At the close of the New York Stock Exchange (“NYSE”) on or about November 14, 2025 (the “Substitution Date”), in accordance with applicable law, shares of the following Existing Funds will be replaced with shares of the following Replacement Funds (the “Substitutions”), set forth in the table below:

Existing Fund (Share Class)	Replacement Fund (Share Class)
Invesco V.I. Discovery Large Cap Fund (Series I)	MML Invesco Discovery Large Cap Fund (Class II)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	MML Invesco Discovery Mid Cap Fund (Class II)
Invesco V.I. Main Street Fund® (Series I)	MML Fundamental Equity Fund (Class II)

Transfer of Contract Value from the Existing Fund

On the Substitution Date, all Contract Value in any Sub-Account investing in an Existing Fund will automatically be reallocated to the Sub-Account investing in the corresponding Replacement Fund. Such reallocation will not count toward transfer limits imposed by Our frequent trading and market timing policies. After the Substitution Date, You may not make any allocations to the Sub-Accounts investing in an Existing Fund, and such Sub-Accounts will no longer be available for investment under the Contract.

The Substitutions will occur at the relative net asset values of the Existing Funds’ and Replacement Funds’ shares. Your Contract Value immediately prior to the Substitutions will equal Your Contract Value immediately after the Substitutions. There will not be any tax consequences for You as a result of the Substitutions. The Substitutions will be performed at no cost to You. The fees and charges under Your Contract will not increase as a result of the Substitutions. The overall fees and expenses of each Replacement Fund are equal to or less than those of the corresponding Existing Fund. Your rights and Our obligations will not be altered in any way.

If Your Contract Value is automatically transferred on the Substitution Date, You will receive a confirmation showing the transfer of Your Contract Value from each Sub-Account that invests in an Existing Fund to the Sub-Account that invests in the corresponding Replacement Fund.

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Impact on Transaction Requests

The Sub-Accounts that invest in the Existing Funds will continue to be available for purchase payments, allocation elections, transfers, loans, and withdrawals until the close of the NYSE on the Substitution Date. Any purchase payment, allocation election, transfer, loan, or withdrawal request involving a Sub-Account that invests in an Existing Fund on or after the Substitution Date will default to the Sub-Account that invests in the corresponding Replacement Fund.

Impact on Future Purchase Payment Allocations

On the Substitution Date, each Replacement Fund will automatically replace the corresponding Existing Fund under Your purchase payment allocation instructions.

If You do not wish to have Your future purchase payments allocated to any of the Replacement Funds, You must send a request in Good Order to Our Service Center to change Your purchase payment allocation instructions.

Impact on Automatic Programs

On the Substitution Date, the Replacement Funds will automatically replace the corresponding Existing Funds in all of the following automatic programs for which an Existing Fund has been selected as an investment option:

•	Automatic Rebalancing Program*
•	Systematic Withdrawal Program
•	Interest Sweep Option
•	Dollar Cost Averaging Program*

You may change Your automatic program elections by submitting a request in Good Order to Our Service Center.

* If You currently transfer Contract Value from a Sub-Account that invests in an Existing Fund to a Sub-Account that invests in the corresponding Replacement Fund (or vice versa) as part of Your Automatic Rebalancing Program or Dollar Cost Averaging Program, Your program may terminate effective as of the Substitution Date unless You change the investment choices used in that program prior to that date.

Transfer Rights

On the Substitution Date, any Contract Value remaining in a Sub-Account that invests in an Existing Fund will be automatically reallocated to the Sub-Account that invests in the corresponding Replacement Fund.

From the date of this Supplement until the Substitution Date, You may transfer Your Contract Value allocated to a Sub-Account that invests in an Existing Fund to any other Sub-Account available under Your Contract free of charge.

For 30 calendar days following the Substitution Date, You may transfer Your Contract Value allocated to a Sub-Account that invests in a Replacement Fund to any other Sub-Account available under Your Contract free of charge.

Such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under Your Contract or transfer limits imposed by Our frequent trading and market timing policies. We will not charge a transfer fee for such transfers.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, We will not exercise any rights reserved under the Contract to impose additional restrictions on transfers between Sub-Accounts.

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Fund Addition(s)

In connection with the Substitutions, certain Replacement Funds that are not currently offered as investment options under Your Contract will be added to Your Contract on the Substitution Date. On the Substitution Date, the following information about the new Replacement Funds will be added to Appendix A, and information about the Existing Funds will be deleted:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML Invesco Discovery Mid Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.83%	—	—	—
Large Cap Growth	MML Invesco Discovery Large Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.74%	—	—	—
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%*	23.71%	13.21%	13.43%

*This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.

**The expenses are based on estimated amounts for the current fiscal year of the Fund. The Fund has not been in operation for a full calendar year, and therefore has no performance history. Performance history will be available for the Fund after it has been in operation for one calendar year.

Share Class Merger

On the Substitution Date, a Sub-Account that invests in MML Fundamental Equity Fund (Class II) will be added as an investment option under Your Contract and the Sub-Account that invests in MML Fundamental Equity Fund (Service Class I) will merge into it so that MML Fundamental Equity Fund (Class II) is the surviving share class and will serve as the Replacement Fund.

If You have questions about this Supplement or wish to make any changes to Your Contract, please contact Your registered representative, visit Us online at www.MassMutual.com/contact-us, or call Our Service Center at (800) 272-2216 (8 a.m.– 8 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com/variable-products, selecting the name of Your variable product, and then selecting the applicable fund. You can also request paper copies of fund prospectuses by calling Our Service Center at the number listed above or by emailing fundinfo@massmutual.com.

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